Exhibit 10.4
DANA CORPORATION
DIRECTOR DEFERRED FEE PLAN
     SECTION 1. Introduction. This Dana Corporation Director Deferred Fee Plan, as amended and restated effective as of April 2, 2003 (the “Plan”), is designed to (a) provide Directors of the Corporation with the opportunity to defer to a future date the receipt of their compensation as Directors, and (b) align the interests of the Directors with those of the stockholders of the Corporation by providing for automatic annual grants of Stock Units.
          This Plan is hereby further amended and restated effective as of November 1, 2007 to allow participating Directors to make an election to receive a lump sum benefit during calendar year 2008, and as of January 1, 2005 in order to comply with the requirements imposed on deferred compensation plans by Section 409A of the Code, as added by the American Jobs Creation Act of 2004. However, the new restrictions set forth in Section 12 below in order to comply with Code Section 409A shall not be applicable to any Grandfathered Benefit accrued under this Plan by December 31, 2004, and such Section 12 shall not be applicable to any Director whose entire benefit under this Plan consists of a Grandfathered Benefit. By amending and restating this Plan, the Corporation does not intend to assume this Plan for purposes of Section 365 of the Bankruptcy Code, 11 USC Section 365.
     SECTION 2. Definitions. For purposes of the Plan, the following words and phrases shall have the meanings set forth below:
     “Accounts” shall mean a Director’s Stock Account and Interest Equivalent Account.
     “Board” shall mean the Corporation’s Board of Directors.
     “Committee” shall mean the Compensation Committee of the Board.
     “Corporation” shall mean Dana Corporation.
     “Director” shall mean a member of the Board of Directors of the Corporation, who is not a current employee of the Corporation or any of its Subsidiaries (as defined in Section 4.2).
     “Fees” shall mean any retainer fees or meeting fees that a Director receives or is entitled to receive in payment for his service as a Director of the Corporation. “Fees” shall also include fees that accrue on account of service on any committee of the Board, and fees that are payable for Board and Board committee-related services performed at the request of the Chairman of the Board.
     “Grandfathered Benefit” means that portion of the balance credited to a participant’s Accounts under this Plan which had already been accrued by December 31, 2004 and was fully vested and not subject to a substantial risk of forfeiture on that date.
     “Grant Date” shall mean the date each year of the annual organizational meeting of the Board that is held following the Corporation’s Annual Meeting of Stockholders.

     “Plan” shall mean the Dana Corporation Director Deferred Fee Plan, as amended and restated effective as of January 1, 2005, and as thereafter amended from time to time.
     “Specified Employee” means any participant who has been determined to be a “key employee” of the Corporation, within the meaning of Code section 416(i) (without regard to paragraph (5) thereof) as of the preceding specified employee identification date, pursuant to the Corporation’s Policy on Identifying Specified Employees adopted by the Compensation Committee of the Corporation’s Board, as such Policy may be amended from time to time.
     “Stock” shall mean the common stock, par value $1 per share, of the Corporation.
     “Unit” shall mean the equivalent in a Stock Account of one share of Stock, as described in Section 3.2 of the Plan.
     “Year” shall mean a calendar year.
     SECTION 3. Director’s Accounts.
     3.1. Deferrals and Units Crediting. Each Director may elect to have any portion (or all) of his Fees as a Director deferred by filing a written election with the Corporation prior to January 1 of each year for which deferrals are to be made. At the time a Director elects to defer Fees, he shall also designate whether such deferred Fees are to be credited to a Stock Account, an Interest Equivalent Account, or to a combination of both Accounts.
     3.2. Stock Account. The Corporation shall establish a Stock Account for each Director. On each Grant Date, commencing in 2004, each Director shall have his Stock Account credited with a number of Units equivalent to the number of whole shares of Stock which could have been purchased for the dollar amount of $75,000, assuming a purchase price equal to the average of the high and low trading prices of the Stock on the Grant Date as reported in the New York Stock Exchange-Composite Transactions (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time). In addition, for each Director who elects to have all or a portion of his deferred Fees converted into Units, the Corporation shall credit that Stock Account with the deferred Fees at the time payment would have otherwise have been made to the Director. Any accrued dollar balance in such Account shall be converted four times each Year, effective March 31, June 30, September 30, and December 31, into a number of Units equal to the maximum number of whole shares of Stock that could have been purchased with the dollar amount credited to the Account, assuming a purchase price per share equal to the average of the last reported daily sales prices for shares of Stock on the New York Stock Exchange-Composite Transactions (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time) on each trading day during the last full month preceding the date of conversion, and the dollar balance in the Account shall be appropriately reduced. Any dollar amount not converted to whole Units shall remain as a dollar balance in the Account.
     When cash dividends are paid on the Corporation’s Stock, the Stock Account of each Director shall be credited as of the dividend payment date with an amount equal to the cash that would have been paid if each Unit in such Account, as of the dividend record date, had been one share of Stock.

     If the Corporation increases or decreases the number of shares of its outstanding Stock as a result of a stock dividend, stock split, or stock combination, a corresponding proportionate adjustment shall be made in the number of Units then credited to each Director’s Stock Account, as well as in the number of Units being credited annually to each Director’s Stock Account, pursuant to this Section 3.
     Each Director may convert, in any percentage increment or dollar amount, any or all of the Units credited to his Stock Account into an equivalent dollar balance in the Interest Equivalent Account. These elections can be made at any time within five years following the Director’s termination of Board service, and shall be effective on the day the written election is received by the Corporation. For valuation purposes, each Unit so converted shall have an assumed value equal to the average of the last reported daily sales prices for shares of the Stock on the New York Stock Exchange-Composite Transactions (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time) on each trading day during the last full calendar month preceding the effective date of conversion, and the Units credited to the Director’s Stock Account shall be reduced by the number of Units so converted.
     In the event a Director dies prior to the latest date on which he could have made an election to convert Units into Interest Equivalent amounts, as provided above, without having made such an election, his spouse (or in the event his spouse has predeceased him, his estate) shall be permitted to make such an election within the same period during which the election would have been available to the Director had he lived. Units that the spouse or estate elect to convert shall be valued according to the formula described in this Section 3.2.
     3.3. Interest Equivalent Account. For each Director who elects to have all or a portion of his deferred Fees credited to an Interest Equivalent Account established for him by the Corporation, the Corporation shall credit that Account with the deferred Fees at the time payment would otherwise have been made to the Director. Any accrued dollar balance in such Account shall be credited four times each year, effective March 31, June 30, September 30, and December 31, with amounts equivalent to interest on the accrued dollar balance in the Account. Amounts credited to a Director’s Interest Equivalent Account, including amounts equivalent to interest, shall continue to accrue amounts equivalent to interest until distributed in accordance with Section 4.
     The rate of interest credited to the dollar balance in the Director’s Interest Equivalent Account during any Year shall be the quoted and published interest rate for prime commercial loans by JP Morgan Chase Bank (or its successor) on the last business day of the immediately preceding Year.
     3.4. Accounts. No person shall, by virtue of his participation in the Plan, have or acquire any interest whatsoever in property or assets of the Corporation or in any share of Stock, or have or acquire any rights whatsoever as a stockholder of the Corporation until shares of Stock are issued to him in accordance with Section 4.
     Following a Director’s death, retirement from the Board, or termination of service as a Director, amounts held in his Accounts will be distributed in accordance with Section 4.

     SECTION 4. Distributions to Directors.
     4.1. Form of Distribution. At any time on or before the date which is twelve months prior to the first distribution scheduled pursuant to this Section 4.1, a Director with an Account or Accounts under the Plan may establish a distribution schedule pursuant to election procedures prescribed by the Committee, specifying (a) that distributions be made to the Director out of his Account(s) in a specified number of annual installments (not exceeding ten), with the first distribution to be made either (i) in the month following retirement, termination of services, or the effective date of any post-retirement election to convert Units pursuant to Section 3.2, or (ii) in January of the first, second, or third year following retirement or termination of services (all subsequent distributions shall be made in January); and (b) the proportion that each such installment shall bear to the dollar amount or Units credited to his Accounts at the time of distribution of such installment, subject to adjustment to the next higher whole Unit in the case of distributions from the Stock Account.
     Except as otherwise provided in this Plan, each distribution in respect of a Director’s Accounts shall be made (in whole or in part) in shares of the Corporation’s Stock, in cash, or in a combination of shares of Stock and cash, at the election of the Director. Subject to the last sentence of this paragraph, to the extent that a distribution is to be made in Stock, the number of shares of Stock to be distributed in respect of the Director’s Interest Equivalent Account shall equal the maximum number of whole shares of Stock which could have been purchased with any accrued dollar amount in his Interest Equivalent Account then being distributed, assuming a purchase price per share of Stock equal to the average of the last reported daily sales prices for shares of such Stock on the New York Stock Exchange-Composite Transactions (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time) on each trading day during the calendar month preceding the month of making such payment. Any stock distribution in respect of Units from a Director’s Stock Account shall be made on the basis of one share of Stock for each Unit being distributed. Any dollar balance in a Director’s Stock Account at the time of each distribution shall be carried forward until the final distribution.
     In the event that a Director has not filed a distribution election as of the time of his retirement of termination of services or the Committee determines in its discretion that the Director’s election is invalid for any reason, distribution of the dollar amounts and/or Units credited to his Accounts shall be made in an immediate cash lump sum to the Director.
     In the event of the death of a Director either before or after retirement or termination of services, the dollar amount and/or Units then credited to his Accounts shall be distributed in an immediate cash lump sum to the Director’s designated beneficiary or to the Director’s estate in the event that the designated beneficiary fails to survive the Director or there is no designated beneficiary.
     If any distribution in respect of a Director’s Accounts is to be made in cash, the value of each Unit being distributed from his Stock Account shall be assumed, for purposes of such distribution, to be equal to the average of the last reported daily sales prices for shares of the Corporation’s Stock on the New York Stock Exchange-Composite Transactions (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time) on each trading day during the calendar month preceding the month of making such payment. A cash distribution may also be made from a Director’s Interest Equivalent Account, in which case a corresponding reduction in the balance of that Account will be made.
     If any distribution is to be made in shares of the Corporation’s Stock, the Corporation shall take all necessary action to comply with or secure an exemption from the registration requirements of the Securities Act of 1933, and the listing requirements of the New York Stock Exchange and any other securities exchange on which the Corporation’s Stock may then be listed; provided, that the Corporation may (a) delay the making of any such distribution in shares of its Stock for such period as it may deem necessary or advisable to effect compliance with the requirements above referred to, and (b) require, as a condition precedent to the delivery of the certificate(s) representing such shares, that any recipient thereof execute and deliver such representations, agreements and/or covenants in favor of the Corporation with respect to the holding and/or disposition of such shares, and such consent to the mechanics for enforcement of such representations, agreements and/or covenants, as the Committee may deem necessary or advisable in order to comply with or obtain exemption from any of the requirements referred to above.
     All distributions under the Plan shall be made to the Director, except that, in the event of the death of a Director, distributions shall be made to such person or persons as such Director shall have designated by written notice to the Committee prior to his death. In the event the designated beneficiary fails to survive the Director, or if the Director fails to designate a beneficiary in writing, the Corporation shall distribute the balance in the Director’s Accounts to the legal representative of such deceased Director.
     4.2. Change in Control Provisions. Anything in this Section 4 or elsewhere in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Corporation, there shall promptly be paid to each Director and each former Director who has an Account under the Plan, a lump sum cash amount equal to all amounts and Units credited to his Stock Account and his Interest Equivalent Account, provided that, effective on and after January 1, 2005, such lump sum distribution shall be limited to the participant’s Grandfathered Benefit unless the Change in Control also qualifies as a Change in Control Event as provided in Section 12C below. For purposes of converting any Units in the Stock Account into a cash equivalent, the value of the Units shall be deemed to be the higher of: (a) the average of the reported closing prices of the Corporation’s Stock, as reported on the New York Stock Exchange-Composite Transactions (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time), for the last trading day prior to the Change in Control of the Corporation and for the last trading day of each of the two preceding thirty-day periods; and (b) an amount equal to the highest per share consideration paid for the Stock of the Corporation acquired in the transaction constituting the Change in Control of the Corporation. For purposes of this paragraph, a “Change in Control of the Corporation” shall mean the first to occur of any of the following events:
(i)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below; or
(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on April 20, 2004, constitute the Board (the “Incumbent Board”) and any new director whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on April 20, 2004, or whose appointment, election or nomination for election was previously so approved or recommended. For purposes of the preceding sentence, any director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation, shall not be treated as a member of the Incumbent Board; or
(iii)	there is consummated a merger, reorganization, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any direct or indirect subsidiary of the Corporation, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each a “Business Combination”), in each case unless, immediately following such Business Combination, (A) the voting securities of the Corporation outstanding immediately prior to such Business Combination (the “Prior Voting Securities”) continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of the Business Combination or any parent thereof) at least 50% of the combined voting power of the securities of the Corporation or such surviving entity or parent thereof outstanding immediately after such Business Combination, (B) no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation or the surviving entity of the Business Combination or any parent thereof (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the securities of the Corporation or surviving entity of the Business Combination or the parent thereof, except to the extent that such ownership existed immediately prior to the Business Combination and (C) at least a majority of the members of the board of directors of the Corporation or the surviving entity of the Business Combination or any parent thereof were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(iv)	the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation.
     Notwithstanding the foregoing, any disposition of all or substantially all of the assets of the Corporation pursuant to a spinoff, splitup or similar transaction (a “Spinoff”) shall not be treated as a Change in Control of the Corporation if, immediately following the Spinoff, holders of the Prior Voting Securities immediately prior to the Spinoff continue to beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Prior Voting Securities; provided, that if another Business Combination involving the Corporation occurs in connection with or following a Spinoff, such Business Combination shall be analyzed separately for purposes of determining whether a Change in Control of the Corporation has occurred.
     For purposes of this “Change in Control of the Corporation” definition, the following terms shall have the following meanings:
     “Affiliate” shall mean a corporation or other entity which is not a Subsidiary and which directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation. For the purpose of this definition, the terms “control”, “controls” and “controlled” mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.
     “Beneficial Owner” or “Beneficially Owned” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.
     “Subsidiary” shall mean a corporation or other entity, of which 50% or more of the voting securities or other equity interests is owned directly, or indirectly through one or more intermediaries, by the Corporation.
     4.3. Special Transition Relief in 2005. During 2005, each Director with an Account or Accounts under the Plan may elect, pursuant to a special election form designated for that purpose and approved by the Committee, to cancel existing deferral elections made by the Director in respect of fees to be earned in 2005. In addition, the Committee may, in its discretion, permit any Director who is retiring during 2005 to elect to terminate the retiring Director’s participation in the Plan as of a date in 2005 specified on such form, each in accordance with the guidance provided by IRS Notice 2005-1, Q&A 20; provided that the full amount subject to the cancellation or termination shall be includible in the income of the retiring Director when it is distributed to him in 2005 or is otherwise earned by him in 2005. Such election shall not be revocable by the Director. A retiring Director who has cancelled participation in the Plan pursuant to this Section 4.3 shall receive a distribution of his Account(s) in a lump sum as of the date in 2005 specified on the special election form.
     4.4. Special One-Time Election to Receive Lump Sum Payouts Pursuant to Chapter 11 Plan.  Notwithstanding anything else in this Plan to the contrary, any participating Director who has an undistributed Stock Account or Interest Equivalent Account under this Plan as of November 1, 2007 and would not otherwise be entitled to receive a distribution under this Plan at any time during 2006 or 2007 prior to that date shall be entitled to elect, by filing a written election with the Corporation before December 31, 2007, to receive a payment of his or her entire Accounts under this Plan during 2008 (but not before the date on which the Chapter 11 Plan of Reorganization for the Company confirmed by the U.S. Bankruptcy Court takes effect) regardless of whether the participant has terminated his or her performance of services as a member of the Board prior to the date of payment. This payment shall be equal to the lesser of
(i)	the amount of the distribution that would otherwise be payable to the participant under Section 4.1 of this Plan were the participant to have retired from service as a member of the Board on November 1, 2007, or
(ii)	the amount payable with respect to the participant’s claim for benefits under this Plan pursuant to the terms of the Company’s Plan of Reorganization.
This amount shall be paid in a lump sum payment (or series of lump sum payments to be completed during 2008) consisting of such payments of cash or stock as may be provided for similar unsecured claims in the terms of the Plan of Reorganization confirmed by the U.S. Bankruptcy Court. Pursuant to IRS Notice 2005-1 Q&A-19(c) and IRS Notice 2006-79, any such election by the participant will not be treated as a change in the form and timing of a payment subject to Section 12D of this Plan and Code Section 409A(a)(4), provided that, the participant files the election no later than December 31, 2007. With respect to a new election to change the time and form of payment made on or after January 1, 2007 and on or before December 31, 2007, the new payment election shall apply only to amounts that would not otherwise be payable in 2007.
     SECTION 5. Non-Assignment of Interest. No interest in any undistributed Unit or Interest Equivalent Account amount shall be transferable or assignable by any Director, and any purported transfer or assignment of any such interest, and any purported lien on or pledge of any such interest, made or created by any Director, shall be void and of no force or effect as against the Corporation. Any payment due under this Plan shall not, in any manner, be subject to the debts or liabilities of any Director or beneficiary. Units are equivalent to shares of the Corporation’s Stock for accounting purposes only, have no voting rights, and shall not be convertible to, or considered to be, actual shares of Stock for any reason.
     SECTION 6. Amendment, Termination, and Interpretation of Plan. The Board shall have the right at any time, and from time to time, to modify, amend, suspend, or terminate the Plan; provided, however, that no such action shall be taken that would affect Fees deferred (or Units or Interest Equivalent amounts credited) prior to the action taken without the consent of the affected Director (or his personal representative). In addition, if stockholder approval is required with respect to any amendment under applicable law, rule or regulation, such amendment shall not become effective until the requisite stockholder approval is obtained.
     The Committee shall have the power to interpret the Plan and to decide any and all matters arising hereunder, including, but not limited to, the right to remedy possible ambiguities, inconsistencies, or omissions by general rule or particular decision; provided that all such interpretations and decisions shall be applied in a uniform and nondiscriminatory manner to all participants similarly situated. In addition, any interpretations and decisions made by the Committee shall be final, conclusive, and binding upon all persons who have (or claim to have) any interest in or under the Plan.
     SECTION 7. Governing Law. The Plan shall be construed, administered, and governed in all respects under and by the applicable internal laws of the State of Ohio, without giving effect to the principles of conflicts of laws thereof.
     SECTION 8. Shares Authorized for Issuance Under Plan. The total number of shares of the Corporation’s Stock authorized for issuance under the Plan is 255,000 (consisting of 55,000 shares previously authorized by the Corporation’s stockholders at the 1997 Annual Meeting and the 200,000 shares authorized by the Corporation’s stockholders at the 2003 Annual Meeting). Such number of shares is subject to adjustment in the event of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, liquidation, combination or exchange of stock, or a similar event. At such time as shares of Stock (but not cash) are distributed to Directors upon their death, retirement from the Board, or termination of service as a Director, the number of shares available for future issuance under the Plan shall be decreased accordingly.
     SECTION 9. Effective Date and Term. The Plan, as amended, shall become effective on April 2, 2003, and shall have a ten-year term commencing on such effective date and expiring on April 1, 2013.
     SECTION 10. Canadian Resident Directors. Notwithstanding anything in the Plan to the contrary, the Plan, as it applies to a Director who is a resident of Canada for the purposes of the Income Tax Act (Canada) at any time that Units are credited to a Stock Account of that Director, shall be as modified in Schedule 1 hereto.
     SECTION 11. Impact of Bankruptcy Reorganization. Effective on and after March 3, 2006, no benefits shall be paid to any participant under this Plan except to the extent that payment of such benefit (a) has been expressly approved by the U.S. Bankruptcy Court or (b) is permitted by the terms of the Corporation’s Plan of Reorganization. To the extent a participant would otherwise have been entitled to receive a benefit payment under this Plan during 2006 or 2007, but the Corporation was not able to complete such payment by reason of the restrictions on payment of unsecured claims imposed on the Corporation as a result of its bankruptcy filing, the participant shall be entitled to receive a payment from the Corporation in settlement of any and all claims the participant may have with respect to such benefit, at the time and in the manner prescribed by the terms of the Plan of Reorganization confirmed by the U.S. Bankruptcy Court.

     SECTION 12. Additional Restrictions on Distributions Pursuant to Code Section 409A. Effective on and after November 1, 2007, any distribution of a participant’s Stock Account or Interest Equivalent Account under this Plan to (other than Grandfathered Benefits to the extent described in Subsection 12E below) shall be subject to the additional restrictions imposed pursuant to Code Section 409A set forth in the following Subsections 12A, B, C and D.
     A. Restriction on In-Service Distributions. No benefits payable with respect to a participant’s Accounts under this Plan shall be distributed earlier than
     (i) the date of the participant’s separation from service with the Corporation [as this term may be defined in Section 409A(a)(2)(A)(i) of the Code and regulations promulgated thereunder],
     (ii) the date of the participant’s death, or
     (iii) a specified date upon which a distribution is payable pursuant to Section 4.4 and an election filed by the participant pursuant to that Section 4.4;
     (iv) a Change in Control, but only to the extent provided in Subsection 12C below and regulations under Section 409A of the Code.
     B. Additional Restriction on Distributions to Specified Employees. Notwithstanding Section 4.1, on or after November 1, 2007, if at the time a distribution of a Director’s Stock Account or Interest Equivalent Account would otherwise be payable to the participant under this Plan, the participant is a “Specified Employee” [as defined in Section 2 above] of the Corporation, the distribution of the participant’s Accounts may not be made until six months after the date of the participant’s separation from service with the Corporation [as that term may be defined in Section 409A(a)(2)(A)(i) of the Code and regulations promulgated thereunder], or, if earlier the date of death of the participant Any payments not made to the participant during the six-month period shall be made to the participant six months and one day after the date of the participant’s separation from service with the Corporation (or as soon thereafter as may be reasonably practical). This Subsection 12B shall remain in effect only for periods in which the Stock of the Corporation is publicly traded on an established securities market.
     C. Payments on a Change of Control. If a Change in Control occurs on and after January 1, 2005, the immediate lump sum benefit payable to an participant pursuant to Section 4.2 above shall be limited to the participant’s Grandfathered Benefit (if any) except to the extent that such Change in Control also satisfies the requirements for a Change in Control Event, as defined in Treasury Regulation 1.409A-3(i)(5), with respect to the participant.
     D. Restrictions on Subsequent Elections. Except as provided in Section 4.4 of this Plan, any request or election to change the form in which the balance credited to a participant’s Stock Account and or Interest Equivalent Account under this Plan is distributed filed with the Corporation on or after November 1, 2007 shall be given effect only if it satisfies the following conditions:
     (iii) such request or election may not take effect until at least 12 months after the date on which the election is filed with the Corporation pursuant to Section 4.1 above; and
     (ii) in the case of any request or election to change the timing of a distribution of a participant’s Accounts from this Plan (other than a benefit payable as result of the participant’s death), the first payment made pursuant to such an election may not be made prior to the end of the period of 5 years from the date such payment would otherwise have been made.
     E. Grandfathered Benefits. Effective for periods prior to November 1, 2007, the restrictions imposed by this Section 12 shall not apply to that portion, if any, of the distribution payable to a participant under this Plan that does not exceed the participant’s Grandfathered Benefit, provided that effective on and after November 1, 2007, the participant’s entire benefit under the Plan (including his Grandfathered Benefit) shall be subject to this Section 12 if the participant is eligible to file an election under Section 4.4 above.
     F. Interpretation. This Section 12 has been adopted only in order to comply with the requirements added by Section 409A of the Code. This Section 12 shall be interpreted and administered in a manner consistent with the requirements of Code Section 409A, together with any regulations or other guidance which may be published by the Treasury Department or Internal Revenue Service interpreting such Section 409A. This Section 12 is not intended to restrict the operation of this Plan in any manner not necessary to avoid adverse tax consequences under such Section 409A of the Code.
               IN WITNESS WHEREOF, Dana Corporation has executed this amended and restated Plan as of this 13th day of November, 2007.

DANA CORPORATION
By:	/s/ R B Priory

/s/ V P Boyd
Witness

Schedule 1
DANA CORPORATION
DIRECTOR DEFERRED FEE PLAN
For Directors Resident in Canada
     SECTION 1. Introduction. This Schedule 1 modifies the Dana Corporation Director Deferred Fee Plan for Directors resident in Canada to provide such Directors with the opportunity to defer to a future date the receipt of their compensation as Directors and to help align their interests with those of the stockholders of the Corporation by providing for automatic annual grants of Stock Units. This Schedule 1 constitutes the entire Plan for such Directors.
     SECTION 2. Definitions. For purposes of the Plan, the following words and phrases shall have the meanings set forth below:
     “Account” or “Stock Account” shall mean an Account established for each Director to which deferred Fees or Units are credited by way of a bookkeeping entry in the books of the Corporation.
     “Board” shall mean the Corporation’s Board of Directors.
     “Committee” shall mean the Compensation Committee of the Board.
     “Corporation” shall mean Dana Corporation.
     “Director” shall mean a member of the Board of Directors of the Corporation, who is not a current employee of the Corporation or any of its Subsidiaries and who is a Canadian resident.
     “Fair Market Value” shall mean the mean between the highest and lowest prices for a share of Stock as reported on the New York Stock Exchange-Composite Transactions published in the Wall Street Journal for such date (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time).
     “Fees” shall mean any retainer fees or meeting fees that a Director receives or is entitled to receive in payment for his service as a Director of the Corporation. “Fees” shall also include fees that accrue on account of service on any committee of the Board, and fees that are payable for Board and Board committee-related services performed at the request of the Chairman of the Board.
     “Grandfathered Benefit” means that portion of the balance credited to a participant’s Accounts under this Plan which had already been accrued by December 31, 2004 and was fully vested and not subject to a substantial risk of forfeiture on that date.
     “Grant Date” shall mean the date each year of the annual organizational meeting of the Board that is held following the Corporation’s Annual Meeting of Stockholders.

     “Plan” shall mean the Dana Corporation Director Deferred Fee Plan, as amended by and set out in this Schedule 1 for Directors resident in Canada, and as thereafter amended from time to time.
     “Specified Employee” means any participant who has been determined to be a “key employee” of the Corporation, within the meaning of Code section 416(i) (without regard to paragraph (5) thereof) as of the preceding specified employee identification date, pursuant to the Corporation’s Policy on Identifying Specified Employees adopted by the Compensation Committee of the Corporation’s Board, as such Policy may be amended from time to time.
     “Stock” shall mean the common stock, par value $1 per share, of the Corporation.
     “Termination of Service” shall mean the date on which the Director ceases to be a member of the Board, provided that he is not expected to become an employee of the Corporation or any of its Subsidiaries.
     “Unit” shall mean a unit credited to a Director’s Account pursuant to Section 3.2 hereof, the value of which on any particular date shall be equal to the Fair Market Value of one share of Stock.
     “Year” shall mean a calendar year.
     SECTION 3. Director’s Account.
     3.1. Deferrals and Units Crediting. Each Director may elect to have any portion (or all) of his Fees as a Director deferred by filing a written election with the Corporation prior to January 1 of each Year for which deferrals are to be made. Any such deferred Fees are to be credited to the Director’s Stock Account. In addition, in respect of services performed by the Director, on each Grant Date commencing in 2004, each Director shall have his Stock Account credited with a number of Units equivalent to the number of whole shares of Stock which could have been purchased for the dollar amount of US $75,000, assuming a purchase price equal to the average of the high and low trading prices of the Stock on the Grant Date as reported in the New York Stock Exchange-Composite Transactions (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time).
     3.2. Stock Account. For each Director who elects to have all or a portion of his deferred Fees converted into Units, the Corporation shall credit that Director’s Stock Account with the deferred Fees at the time payment would have otherwise have been made to the Director.
     When cash dividends are paid on the Corporation’s Stock, the dollar balance in the Account of each Director shall be credited as of the dividend payment date with an amount equal to the cash that would have been paid if each Unit in such Account, as of the dividend record date, had been one share of Stock.
     Any accrued dollar balance in such Account shall be converted four times each Year, effective March 31, June 30, September 30, and December 31, into a number of Units equal to the maximum number of whole shares of Stock that could have been purchased on the applicable date with the dollar amount credited to the Account, assuming a purchase price per share equal to the Fair Market Value on that date. Any dollar amount not converted to whole Units shall remain as a dollar balance in the Account.
     If the Corporation increases or decreases the number of shares of its outstanding Stock as a result of a stock dividend, stock split, or stock combination, a corresponding proportionate adjustment shall be made in the number of Units then credited to each Director’s Account, as well as in the number of Units being credited annually to each Director’s Account, pursuant to this Section 3.
     No person shall, by virtue of his participation in the Plan, have or acquire any interest whatsoever in property or assets of the Corporation or in any share of Stock, or have or acquire any rights whatsoever as a stockholder of the Corporation until shares of Stock are issued to him in accordance with Section 4.
     Following a Director’s death, retirement from the Board, or Termination of Service as a Director, amounts held in his Account will be distributed in accordance with Section 4.
     SECTION 4. Distributions to Directors.
     4.1. Form of Distribution. At any time on or before the date which is twelve months prior to the first distribution scheduled pursuant to this Section 4.1, a Director with an Account under the Plan may establish a distribution schedule pursuant to election procedures prescribed by the Committee, specifying (a) that the distributions be made to the Director out of his Account in a specified number of annual installments (not exceeding ten), with the first distribution to be made either (i) in the month following retirement, Termination of Service, or the effective date of any post-retirement election to convert Units pursuant to Section 3.2, or (ii) in January of the first, second, or third year following retirement or termination of services (all subsequent distributions shall be made in January); and (b) the proportion that each such installment shall bear to the dollar amount or Units credited to his Account at the time of distribution of such installment.
     Except as otherwise provided in this Plan, each distribution in respect of a Director’s Account shall be made (in whole or in part) in shares of the Corporation’s Stock, in cash, or in a combination of shares of Stock and cash, at the election of the Director. Any Stock distribution in respect of Units shall be made on the basis of one share of the Corporation’s Stock for each Unit being distributed. Any dollar balance in a Director’s Stock Account at the time of each distribution shall be carried forward until the final distribution.
     In the event that a Director has not filed a distribution election as of the time of his retirement of Termination of Service or the Committee determines in its discretion that the Director’s election is invalid for any reason, distribution of the dollar amounts and/or Units credited to his Account shall be made in an immediate cash lump sum to the Director.
     In the event of the death of a Director either before or after retirement or Termination of Service, the dollar amount and/or Units then credited to his Account shall be distributed in an immediate cash lump sum to the Director’s designated dependant or relation or to the Director’s legal representative in the event that the designated dependant or relation fails to survive the Director or there is no designated dependant or relation.
     If any distribution in respect of a Director’s Account is to be made in cash, the value of each Unit being distributed from his Account shall be equal to the Fair Market Value of one share of Stock on the date of distribution.
     If any distribution is to be made in shares of the Corporation’s Stock, the Corporation shall take all necessary action to comply with or secure an exemption from the registration requirements of the Securities Act of 1933, the requirements of any applicable Canadian securities legislation, and the listing requirements of the New York Stock Exchange and any other securities exchange on which the Corporation’s Stock may then be listed; provided, that the Corporation may (a) delay the making of any such distribution in shares of its Stock for such period as it may deem necessary or advisable to effect compliance with the requirements above referred to, and (b) require, as a condition precedent to the delivery of the certificate(s) representing such shares, that any recipient thereof execute and deliver such representations, agreements and/or covenants in favor of the Corporation with respect to the holding and/or disposition of such shares, and such consent to the mechanics for enforcement of such representations, agreements and/or covenants, as the Committee may deem necessary or advisable in order to comply with or obtain exemption from any of the requirements referred to above.
     All distributions under the Plan shall be made to the Director, except that, in the event of the death of a Director, distributions shall be made to such dependant(s) or relation(s) as such Director shall have designated by written notice to the Committee prior to his death. In the event the designated dependant(s) or relation(s) fails to survive the Director, or if the Director fails to designate dependant(s) or relation(s) in writing, the Corporation shall distribute the balance in the Director’s Account to the legal representative of such deceased Director.
     4.2. Change in Control Provisions. Anything in this Section 4 or elsewhere in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Corporation, there shall promptly be paid to each Director and each former Director who has an Account under the Plan, a lump sum cash amount equal to all amounts and Units credited to his Account, provided that, effective on and after January 1, 2005, such lump sum distribution shall be limited to the participant’s Grandfathered Benefit unless the Change in Control also qualifies as a Change in Control Event as provided in Section 11C below. For purposes of converting any Units in the Account into a cash equivalent, the value of the Units shall be deemed to be the higher of: (a) the average of the reported closing prices of the Corporation’s Stock, as reported on the New York Stock Exchange-Composite Transactions (or, for periods after March 3, 2006, any other stock exchange or trading system on which the Stock may be publicly traded at such time), for the last trading day prior to the Change in Control of the Corporation and for the last trading day of each of the two preceding thirty-day periods; and (b) an amount equal to the highest per share consideration paid for the Stock of the Corporation acquired in the transaction constituting the Change in Control of the Corporation. For purposes of this paragraph, a “Change in Control of the Corporation” shall mean the first to occur of any of the following events:

(i)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on April 20, 2004, constitute the Board (the “Incumbent Board”) and any new director whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on April 20, 2004, or whose appointment, election or nomination for election was previously so approved or recommended. For purposes of the preceding sentence, any director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation, shall not be treated as a member of the Incumbent Board; or

(iii)	there is consummated a merger, reorganization, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any direct or indirect subsidiary of the Corporation, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each a “Business Combination”), in each case unless, immediately following such Business Combination, (A) the voting securities of the Corporation outstanding immediately prior to such Business Combination (the “Prior Voting Securities”) continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of the Business Combination or any parent thereof) at least 50% of the combined voting power of the securities of the Corporation or such surviving entity or parent thereof outstanding immediately after such Business Combination, (B) no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation or the surviving entity of the Business Combination or any parent thereof (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the securities of the Corporation or surviving entity of the Business Combination or the parent thereof, except to the extent that such ownership existed immediately prior to the Business Combination and (C) at least a majority of the members of the board of directors of the Corporation or the surviving entity of the Business Combination or any parent thereof were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)	the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation.

     Notwithstanding the foregoing, any disposition of all or substantially all of the assets of the Corporation pursuant to a spinoff, splitup or similar transaction (a “Spinoff”) shall not be treated as a Change in Control of the Corporation if, immediately following the Spinoff, holders of the Prior Voting Securities immediately prior to the Spinoff continue to beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Prior Voting Securities; provided, that if another Business Combination involving the Corporation occurs in connection with or following a Spinoff, such Business Combination shall be analyzed separately for purposes of determining whether a Change in Control of the Corporation has occurred.
     For purposes of this “Change in Control of the Corporation” definition, the following terms shall have the following meanings:
     “Affiliate” shall mean a corporation or other entity which is not a Subsidiary and which directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation. For the purpose of this definition, the terms “control”, “controls” and “controlled” mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.
     “Beneficial Owner” or “Beneficially Owned” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.
     “Subsidiary” shall mean a corporation or other entity, of which 50% or more of the voting securities or other equity interests is owned directly, or indirectly through one or more intermediaries, by the Corporation.
     4.3. Special Transition Relief in 2005. During 2005, each Director with an Account or Accounts under the Plan may elect, pursuant to a special election form designated for that purpose and approved by the Committee, to cancel existing deferral elections made by the Director in respect of fees to be earned in 2005. In addition, the Committee may, in its discretion, permit any Director who is retiring during 2005 to elect to terminate the retiring Director’s participation in the Plan as of a date in 2005 specified on such form, each in accordance with the guidance provided by IRS Notice 2005-1, Q&A 20; provided that the full amount subject to the cancellation or termination shall be includible in the income of the retiring Director when it is distributed to him in 2005 or is otherwise earned by him in 2005. Such election shall not be revocable by the Director. A retiring Director who has cancelled participation in the Plan pursuant to this Section 4.3 shall receive a distribution of his Account(s) in a lump sum as of the date in 2005 specified on the special election form.
     4.4. Special One-Time Election to Receive Lump Sum Payouts Pursuant to Chapter 11 Plan.  Notwithstanding anything else in this Plan to the contrary, any participating Director who has an undistributed Stock Account or Interest Equivalent Account under this Plan as of November 1, 2007 and would not otherwise be entitled to receive a distribution under this Plan at any time during 2006 or 2007 prior to that date shall be entitled to elect, by filing a written election with the Corporation before December 31, 2007, to receive a payment of his or her entire Accounts under this Plan during 2008 (but not before the date on which the Chapter 11 Plan of Reorganization for the Company confirmed by the U.S. Bankruptcy Court takes effect) regardless of whether the participant has terminated his or her performance of services as a member of the Board prior to the date of payment. This payment shall be equal to the lesser of
(iv)	the amount of the distribution that would otherwise be payable to the participant under Section 4.1 of this Plan were the participant to have retired from service as a member of the Board on November 1, 2007, or
(v)	the amount payable with respect to the participant’s claim for benefits under this Plan pursuant to the terms of the Company’s Plan of Reorganization.
This amount shall be paid in a lump sum payment (or series of lump sum payments to be completed during 2008) consisting of such payments of cash or stock as may be provided for similar unsecured claims in the terms of the Plan of Reorganization confirmed by the U.S. Bankruptcy Court. Pursuant to IRS Notice 2005-1 Q&A-19(c) and IRS Notice 2006-79, any such election by the participant will not be treated as a change in the form and timing of a payment subject to Section 11D of this Plan and Code Section 409A(a)(4), provided that, the participant files the election no later than December 31, 2007. With respect to a new election to change the time and form of payment made on or after January 1, 2007 and on or before December 31, 2007, the new payment election shall apply only to amounts that would not otherwise be payable in 2007.
     SECTION 5. Non-Assignment of Interest. No interest in any undistributed Unit or dollar amount in a Director’s Account shall be transferable or assignable by any Director, and any purported transfer or assignment of any such interest, and any purported lien on or pledge of any such interest, made or created by any Director, shall be void and of no force or effect as against the Corporation. Any payment due under this Plan shall not, in any manner, be subject to the debts or liabilities of any Director or beneficiary. Units are equivalent to shares of the Corporation’s Stock for accounting purposes only, have no voting rights, and shall not be convertible to, or considered to be, actual shares of Stock for any reason.
     SECTION 6. Amendment, Termination, and Interpretation of Plan. The Board shall have the right at any time, and from time to time, to modify, amend, suspend, or terminate the Plan; provided, however, that no such action shall be taken that would affect Fees deferred

(or Units credited) prior to the action taken without the consent of the affected Director (or his legal representative). In addition, if stockholder approval is required with respect to any amendment under applicable law, rule or regulation, such amendment shall not become effective until the requisite stockholder approval is obtained.
     The Committee shall have the power to interpret the Plan and to decide any and all matters arising hereunder, including, but not limited to, the right to remedy possible ambiguities, inconsistencies, or omissions by general rule or particular decision; provided that all such interpretations and decisions shall be applied in a uniform and nondiscriminatory manner to all participants similarly situated. In addition, any interpretations and decisions made by the Committee shall be final, conclusive, and binding upon all persons who have (or claim to have) any interest in or under the Plan.
     SECTION 7. Governing Law. The Plan shall be construed, administered, and governed in all respects under and by the applicable internal laws of the State of Ohio, USA without giving effect to the principles of conflicts of laws thereof.
     SECTION 8. Shares Authorized for Issuance Under the Plan. This Schedule 1 does not modify the total number of shares of the Corporation’s Stock reserved for issue under the Plan as amended and restated effective April 2, 2003. Such number of shares is subject to adjustment in the event of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, liquidation, combination or exchange of stock or a similar event. At such time as shares of Stock (but not cash) are distributed to Directors upon their death, retirement from the Board, or Termination of Service, the number of shares available for future issuance under the Plan shall be decreased accordingly.
     SECTION 9. Effective Date and Term. The Plan, as amended, shall become effective on April 2, 2003, and shall have a ten-year term commencing on such effective date and expiring on April 1, 2013. This Schedule 1 will apply to any Units credited before or after such effective date to the Account of a Director resident in Canada.
     SECTION 10. Impact of Bankruptcy Reorganization. Effective on and after March 3, 2006, no benefits shall be paid to any participant under this Plan except to the extent that payment of such benefit (a) has been expressly approved by the U.S. Bankruptcy Court or (b) is permitted by the terms of the Corporation’s Plan of Reorganization. To the extent a participant would otherwise have been entitled to receive a benefit payment under this Plan during 2006 or 2007, but the Corporation was not able to complete such payment by reason of the restrictions on payment of unsecured claims imposed on the Corporation as a result of its bankruptcy filing, the participant shall be entitled to receive a payment from the Corporation in settlement of any and all claims the participant may have with respect to such benefit, at the time and in the manner prescribed by the terms of the Plan of Reorganization confirmed by the U.S. Bankruptcy Court.
     SECTION 11. Additional Restrictions on Distributions Pursuant to Code Section 409A. Effective on and after November 1, 2007, any distribution of a participant’s Stock Account or Interest Equivalent Account under this Plan to (other than Grandfathered Benefits to the extent described in Subsection 11E below) shall be subject to the additional restrictions imposed pursuant to Code Section 409A set forth in the following Subsections 11A, B, C and D.
     A. Restriction on In-Service Distributions. No benefits payable with respect to a participant’s Accounts under this Plan shall be distributed earlier than
(i)	the date of the participant’s separation from service with the Corporation [as this term may be defined in Section 409A(a)(2)(A)(i) of the Code and regulations promulgated thereunder],

(ii)	the date of the participant’s death, or

(iii)	a specified date upon which a distribution is payable pursuant to Section 4.4 and an election filed by the participant pursuant to that Section 4.4;

(iv)	a Change in Control, but only to the extent provided in Subsection 11C below and regulations under Section 409A of the Code.
     B. Additional Restriction on Distributions to Specified Employees. Notwithstanding Section 4.1, on or after November 1, 2007, if at the time a distribution of a Director’s Stock Account or Interest Equivalent Account would otherwise be payable to the participant under this Plan, the participant is a “Specified Employee” [as defined in Section 2 above] of the Corporation, the distribution of the participant’s Accounts may not be made until six months after the date of the participant’s separation from service with the Corporation [as that term may be defined in Section 409A(a)(2)(A)(i) of the Code and regulations promulgated thereunder], or, if earlier the date of death of the participant Any payments not made to the participant during the six-month period shall be made to the participant six months and one day after the date of the participant’s separation from service with the Corporation (or as soon thereafter as may be reasonably practical). This Subsection 12B shall remain in effect only for periods in which the Stock of the Corporation is publicly traded on an established securities market.
     C. Payments on a Change of Control. If a Change in Control occurs on and after January 1, 2005, the immediate lump sum benefit payable to an participant pursuant to Section 4.2 above shall be limited to the participant’s Grandfathered Benefit (if any) except to the extent that such Change in Control also satisfies the requirements for a Change in Control Event, as defined in Treasury Regulation 1.409A-3(i)(5), with respect to the participant.
     D. Restrictions on Subsequent Elections. Except as provided in Section 4.4 of this Plan, any request or election to change the form in which the balance credited to a participant’s Stock Account and or Interest Equivalent Account under this Plan is distributed filed with the Corporation on or after November 1, 2007 shall be given effect only if it satisfies the following conditions:

(i)	such request or election may not take effect until at least 12 months after the date on which the election is filed with the Corporation pursuant to Section 4.1 above; and
(ii)	in the case of any request or election to change the timing of a distribution of a participant’s Accounts from this Plan (other than a benefit payable as result of the participant’s death), the first payment made pursuant to such an election may not be made prior to the end of the period of 5 years from the date such payment would otherwise have been made.
     E. Grandfathered Benefits. Effective for periods prior to November 1, 2007, the restrictions imposed by this Section 11 shall not apply to that portion, if any, of the distribution payable to a participant under this Plan that does not exceed the participant’s Grandfathered Benefit, provided that effective on and after November 1, 2007, the participant’s entire benefit under the Plan (including his Grandfathered Benefit) shall be subject to this Section 11 if the participant is eligible to file an election under Section 4.4 above.
     F. Interpretation. This Section 11 has been adopted only in order to comply with the requirements added by Section 409A of the Code. This Section 11 shall be interpreted and administered in a manner consistent with the requirements of Code Section 409A, together with any regulations or other guidance which may be published by the Treasury Department or Internal Revenue Service interpreting such Section 409A. This Section 11 is not intended to restrict the operation of this Plan in any manner not necessary to avoid adverse tax consequences under such Section 409A of the Code.
               IN WITNESS WHEREOF, Dana Corporation has executed this amended and restated Plan as of this 13th day of November, 2007.

DANA CORPORATION
By:	/s/ R B Priory

/s/ V P Boyd
Witness